                            NEW ENGLAND BALANCED FUND
                             NEW ENGLAND VALUE FUND
                         Supplement dated August 1, 1997
   to New England Stock Funds Classes A, B and C Prospectus dated May 1, 1997 and New England Stock Funds Class Y Prospectus
                dated May 1, 1997 (as supplemented July 28, 1997)

THE FOLLOWING INFORMATION SUPPLEMENTS THE SECOND PARAGRAPH IN THE "FUND MANAGEMENT" SECTION:

Carol C. McMurtrie, Tricia H. Mills and (beginning in August 1997) Roderic Dillon are the portfolio managers of the Value Fund. Ms. McMurtrie and Ms. Mills have served in that capacity since 1993. Ms. McMurtrie, Ms. Mills and (beginning in August 1997) Mr. Dillon are also the portfolio managers of the equity portion of the Balanced Fund and are responsible for allocating the assets of the Balanced Fund between equity and fixed-income securities. Ms. McMurtrie and Ms. Mills have served in these capacities since July 1997. The portfolio management team for the fixed-income portion of the Balanced Fund consists of Meri Ann Beck, John Hyll and Barr Segal, who have had portfolio management responsibility for the Fund's fixed-income investments since 1990, 1994 and 1996, respectively. Messrs. Dillon, Hyll and Segal are Vice Presidents of Loomis Sayles. Mr. Hyll has been employed by Loomis Sayles for more than five years. Mr. Segal was a Senior Portfolio Manager at TCW Group before joining Loomis Sayles in 1996. Mr. Dillon rejoins Loomis Sayles in August 1997 following several years as principal of Dillon Capital Management.

                             NEW ENGLAND STAR FUNDS
                       Supplement dated July 28, 1997 to
               New England Star Funds Prospectus dated May 1, 1997
                        (as supplemented June 30, 1997),
        New England Stock Funds Class Y Prospectus dated May 1, 1997 and
       New England Star Small Cap Fund Prospectus dated December 31, 1996
                 (as supplemented May 1, 1997 and June 30, 1997)

NEW ENGLAND STAR ADVISERS FUND

On July 25, 1997, the Board of Trustees of New England Funds Trust I (the "Trust") approved a Sub-Advisory Agreement (the "Agreement") relating to one segment of the portfolio of New England Star Advisers Fund (the "Fund") between New England Funds Management, L.P. ("NEFM"), the Fund's adviser, and Harris Associates L.P. ("Harris Associates"). The Agreement is effective July 25, 1997 and continues in effect for a period of 120 days or until shareholders of the Fund approve a new Sub-Advisory Agreement between NEFM and Harris Associates, whichever occurs first. A special shareholder meeting will be held in mid-October for shareholder approval of a second new Sub-Advisory Agreement between NEFM and Harris Associates, and a notice of such meeting and proxy statement will be sent to shareholders in late August. Accordingly, Harris Associates succeeds Berger Associates, Inc. ("Berger") as subadviser to this segment of the Fund, and is responsible for day-to-day management of the segment's investment operations under the oversight of NEFM.

The sub-advisory fees payable by NEFM to Harris Associates under the Agreement are at the same rate as those previously payable by NEFM to Berger to manage this segment of the Fund, as set forth in the Prospectus. Following shareholder approval of the second new Sub-Advisory Agreement between NEFM and Harris Associates, the subadvisory fees payable by NEFM to Harris Associates will be at the annual rate of 0.65% of the first $50 million of the average daily net assets of the segment of the Fund managed by Harris Associates, 0.60% of the next $50 million of such assets and 0.55% of any such assets in excess of $100 million.

In addition, Harris Associates has agreed to waive the entire sub-advisory fee payable to Harris Associates by NEFM under the Agreement through August 31, 1997, and NEFM will pay such waived fees to Berger. Neither the change in the sub-advisory fee rate payable to Harris Associates nor this waiver by Harris Associates will affect the management fee payable by the Fund to NEFM.

Robert Sanborn, CFA, Partner and Portfolio Manager of Harris Associates, is the portfolio manager of the segment of the Fund managed by Harris Associates. Mr. Sanborn has 14 years of investment experience, and joined Harris Associates as a Portfolio Manager and Analyst in 1988.

In the event that the Fund's shareholders do not approve the new Sub-Advisory Agreement between NEFM and Harris Associates at the special shareholder meeting, then the Trust's Board of Trustees will consider alternative arrangements for the management of this segment of the Fund's investment portfolio.

In conjunction with Harris Associates becoming subadviser to a segment of the Fund, the paragraph under the heading entitled "Star Advisers Fund -- Berger Associates, Inc." in the Investment Strategy section of the Prospectus is revised to read as follows:

HARRIS ASSOCIATES L.P. ("HARRIS ASSOCIATES")
Harris Associates' investment philosophy is predicated on the belief that over time market price and value converge and that investment in securities priced significantly below long-term value presents the best opportunity to achieve long term growth of capital. Its segment of the Fund's portfolio invests primarily in common stocks and securities convertible into common stock, but may also invest in other securities that are suited to the Fund's investment objective, including preferred stocks and fixed-income securities (including lower quality fixed-income securities).

The following information is added to the Prospectus:

PAST PERFORMANCE OF STAR ADVISERS FUND'S SUBADVISER

The data presented below under "Oakmark Fund" represent the total return, as adjusted, of The Oakmark Fund, a mutual fund managed by Harris Associates. The Oakmark Fund has investment objectives substantially similar to the segment of the Fund managed by Harris Associates and was managed using styles and strategies substantially similar (although not necessarily identical) to those that are employed by Harris Associates in managing its segment of the Fund. THE FOLLOWING INFORMATION DOES NOT REPRESENT THE FUND'S PERFORMANCE. THE FUND COMMENCED OPERATIONS IN JULY 1994 AND HAS A PERFORMANCE RECORD OF ITS OWN. THE FOLLOWING INFORMATION SHOULD NOT BE CONSIDERED A PREDICTION OF FUTURE PERFORMANCE OF THE FUND. THE FUND'S PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT SHOWN BELOW.

During the entire period that Harris Associates has managed The Oakmark Fund, Mr. Sanborn has been the portfolio manager.

As explained more fully in the Prospectus under "Investment Risks -- Special Considerations Regarding the Multi-Adviser Approach," capital that is available for investment by the Fund is currently allocated equally among the Fund's four subadvisers. Due to a variety of factors, the relative performance of the four segments is likely to vary, which in turn will affect their relative size. Thus, a particular subadviser's performance (expressed as a percentage) may have a greater or lesser impact on the total return of the Fund depending on the size of the subadviser's segment relative to the other segments.

                                           Oakmark Fund               Lipper Growth Fund Index               S&P 500 Index
                                           ------------               ------------------------               -------------
July 1, 1996 to June 30, 1997                 29.25%                           23.84%                           34.72%
July 1, 1994 to June 30, 1997                 24.44%                           23.09%                           28.85%
July 1, 1992 to June 30, 1997                 25.56%                           17.05%                           19.78%
August 8, 1991 (inception date)
   to June 30, 1997                           30.25%                           15.55%                           18.04%

The performance information shown above for The Oakmark Fund is adjusted to give effect to the actual expenses relating to Class A shares of the Fund for the corresponding periods (or, for the periods prior to the Fund's inception, for the first period of the Fund's operation). The performance information for The Oakmark Fund has not been adjusted to reflect deduction of the sales charge payable on the Fund's Class A shares, nor does it give effect to the higher expense levels of the Fund's Class B and Class C shares. Performance would be lower if it were adjusted for these charges and expenses.

NEW ENGLAND STAR SMALL CAP FUND

Robertson, Stephens & Company Investment Management, L.P. ("Robertson Stephens") has informed the Trust that the Robertson Stephens group of companies, of which Robertson Stephens is an affiliate, will be acquired by BankAmerica Corp. ("BankAmerica"). BankAmerica is a global financial services company with $250 billion in assets and an equity capital base of $20 billion. Completion of the acquisition is subject to a number of conditions, including certain regulatory approvals, and is expected to take place in the fourth quarter of this year. The acquisition does not contemplate any changes in the management or operations of Robertson Stephens. The acquisition will likely result in the automatic termination of the current subadvisory agreement between NEFM and Robertson Stephens for the segment of New England Star Small Cap Fund (the "Fund") managed by Robertson Stephens. A new subadvisory agreement for this segment following the acquisition, which will be substantially similar to the current subadvisory agreement for this segment, has been approved by the Board of Trustees of the Trust. Unless an exemptive order from the Securities and Exchange Commission (as discussed in the Prospectus) relieves the Fund of such requirement, such agreement would be subject to approval by the Fund's shareholders.